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                                                                   Exhibit 24

                              POWER OF ATTORNEY



         The undersigned, directors of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended January 31, 2001, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2001


   /s/ Raymond F. Bentele                      /s/ James C. Jacobsen  .
------------------------------              --------------------------
     Raymond F. Bentele                          James C. Jacobsen


   /s/ Martin Bloom                            /s/ James S. Marcus    .
------------------------------              --------------------------
     Martin Bloom                                James S. Marcus


   /s/ Kitty G. Dickerson                      /s/ William J. McKenna .
------------------------------              --------------------------
     Kitty G. Dickerson                          William J. McKenna


   /s/ Leonard A. Genovese                     /s/ Janice Page        .
------------------------------              --------------------------
     Leonard A. Genovese                         Janice Page


   /s/ Martin J. Granoff                       /s/ Hal J. Upbin       .
------------------------------              --------------------------
     Martin J. Granoff                           Hal J. Upbin


   /s/ Jerry M. Hunter
------------------------------
     Jerry M. Hunter



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


                              POWER OF ATTORNEY



         The undersigned, director of Kellwood Company (the "Company"), does hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended January 31, 2001, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 28, 2001


                                             /s/ Edward S. Bottum         .
                                           -------------------------------
                                                  Edward S. Bottum

STATE OF Illinois:

COUNTY OF Cook:


         On this 28th day of February, 2001, before me personally appeared Edward S, Bottum, to me known to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same as his free act and deed.


                                             /s/ Dale K. Jahant           .
                                           -------------------------------
                                                    Notary Public



My Commission expires:

March 25, 2001                                      (Notary Seal)